                                                                   Exhibit 10.12

                                     Second Amended and
                                      Restated Mortgage

            Document Number           Title of Document
--------------------------------------------------------------------------------


















                                                                Record this document with the Register of Deeds
                                                               ------------------------------------------------
                                                                Name and Return Address


                                                                Mayer, Brown & Platt
                                                                350 S. Grand Avenue
                                                                25th Floor
                                                                Los Angeles, CA 90071
                                                               ---------------------------------------

                                                                05-14-09-21-001
                                                                05-14-09-21
                                                                05-140-09-12-64
                                                               ---------------------------------------

                                                                (Parcel Identification Number)

                                                                05-14-09-12-65
                                                                05-14-09-12-66
                                                                05-14-09-12-67
                                                                05-14-09-12-68
                                                                05-14-09-12-081
                                                                05-14-09-12-82

                               TABLE OF CONTENTS

                                                                               Page
ARTICLE I    COVENANTS AND AGREEMENTS OF THE MORTGAGOR ........................  7
     SECTION 1.1.   Payment of Secured Obligations and Other Obligations ......  7
     SECTION 1.2.   Title to Collateral, etc ..................................  8
     SECTION 1.3.   Title Insurance ...........................................  8
          SECTION 1.3.1.   Title Insurance Endorsement ........................  9
          SECTION 1.3.2.   [INTENTIONALLY OMITTED] ............................  9
          SECTION 1.3.3.   [INTENTIONALLY OMITTED] ............................  9
          SECTION 1.3.4.   Title Insurance Proceeds ...........................  9
     SECTION 1.4.   Recordation ...............................................  9
     SECTION 1.5.   Payment of Impositions, etc ...............................  9
     SECTION 1.6.   Insurance and Legal Requirements .......................... 10
     SECTION 1.7.   Security Interests, etc ................................... 11
     SECTION 1.8.   Permitted Contests ........................................ 11
     SECTION 1.9.   Leases .................................................... 12
     SECTION 1.10.  Compliance with Instruments ............................... 12
     SECTION 1.11.  Maintenance and Repair, etc ............................... 12
     SECTION 1.12.  Alterations, Additions, etc ............................... 13
     SECTION 1.13.  Acquired Property Subject to Lien ......................... 13
     SECTION 1.14.  Assignment of Leases, Rents, Proceeds, etc ................ 14
     SECTION 1.15.  No Claims Against the Mortgagee ........................... 17
     SECTION 1.16.  Indemnification Against Obligations ....................... 17
     SECTION 1.17.  No Credit for Payment of Taxes ............................ 18
     SECTION 1.18.  Offering of the Notes ..................................... 19
     SECTION 1.19.  Hazardous Material and Wastes ............................. 19
ARTICLE II   INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC .................... 19
     SECTION 2.1.   Insurance ................................................. 19
          SECTION 2.1.1.   Risks to be Insured ................................ 19
          SECTION 2.1.2.   Policy Provisions .................................. 20
          SECTION 2.1.3.   Delivery of Policies, etc .......................... 21

                               TABLE OF CONTENTS
                                  (continued)
                                                                                 Page
          SECTION 2.1.4.   Separate Insurance ..................................  21
     SECTION 2.2.   Damage, Destruction or Taking; Mortgagor to Give Notice;
                    Assignment of Awards .......................................  21
     SECTION 2.3.   Application of Proceeds and Awards .........................  22
     SECTION 2.4.   Total Taking and Total Destruction .........................  24
ARTICLE III   EVENTS OF DEFAULT; REMEDIES, ETC .................................  25
     SECTION 3.1.   Events of Default; Acceleration ............................  25
     SECTION 3.2.   Legal Proceedings; Foreclosure .............................  26
     SECTION 3.3.   Power of Sale ..............................................  27
     SECTION 3.4.   Uniform Commercial Code Remedies ...........................  28
     SECTION 3.5.   Mortgagee Authorized to Execute Deeds, etc .................  28
     SECTION 3.6.   Purchase of Collateral by Mortgagee ........................  29
     SECTION 3.7.   Receipt a Sufficient Discharge to Purchaser ................  29
     SECTION 3.8.   Waiver of Appraisement, Valuation, etc .....................  29
     SECTION 3.9.   Sale a Bar Against Mortgagor ...............................  29
     SECTION 3.10.  Application of Proceeds of Sale and Other Moneys ...........  29
     SECTION 3.11.  Appointment of Receiver ....................................  31
     SECTION 3.12.  Possession, Management and Income ..........................  31
     SECTION 3.13.  Right of Mortgagee to Perform Mortgagor's Covenants, etc ...  31
     SECTION 3.14.  Subrogation ................................................  32
     SECTION 3.15.  Remedies, etc., Cumulative .................................  32
     SECTION 3.16.  Provisions Subject to Applicable Law .......................  32
     SECTION 3.17.  No Waiver, etc .............................................  33
     SECTION 3.18.  Compromise of Actions, etc .................................  33
     SECTION 3.19.  Foreclosure Without Deficiency Judgment ....................  33
ARTICLE IV    DEFINITIONS ......................................................  33
     SECTION 4.1.   Terms Defined in this Mortgage .............................  33

                               TABLE OF CONTENTS
                                   (continued)
                                                                               Page
     SECTION 4.2.   Use of Defined Terms .....................................  36
     SECTION 4.3.   Credit Agreement Definitions .............................  36
ARTICLE V     MISCELLANEOUS ..................................................  36
     SECTION 5.1.   Further Assurances; Financing Statements .................  36
          SECTION 5.1.1.   Further Assurances ................................  36
          SECTION 5.1.2.   Financing Statements ..............................  37
     SECTION 5.2.   Additional Security ......................................  37
     SECTION 5.3.   Defeasance; Partial Release, etc .........................  37
          SECTION 5.3.1.   Defeasance ........................................  37
          SECTION 5.3.2.   Partial Release etc ...............................  37
     SECTION 5.4.   Notices, etc .............................................  38
     SECTION 5.5.   Waivers, Amendments, etc .................................  38
     SECTION 5.6.   Cross-References .........................................  38
     SECTION 5.7.   Headings .................................................  38
     SECTION 5.8.   Governing Law ............................................  38
     SECTION 5.9.   Successors and Assigns, etc ..............................  38
     SECTION 5.10.  Loan Document ............................................  38
     SECTION 5.11.  Severability .............................................  39
     SECTION 5.12.  Amended and Restated Mortgage ............................  39

                               TABLE OF CONTENTS

                                                                            Page

ACKNOWLEDGEMENTS

Schedule 1 - Description of the Land
Schedule 2 - Permitted Encumbrances

================================================================================

                           NASCO INTERNATIONAL, INC.,

                                           Mortgagor,


                                       and

                        BANK OF AMERICA, N.A., as Agent,

                                           Mortgagee



                           _________________________

                      SECOND AMENDED AND RESTATED MORTGAGE
           (and Security Agreement and Assignment of Leases and Rents)

                           ___________________________

                           Dated as of August 21, 2001




               This instrument affects real and personal property
                       located in the County of Jefferson,
                               State of Wisconsin.




================================================================================

                              Record and return to:

                              Mayer, Brown & Platt
                      350 South Grand Avenue, 25/th/ Floor
                          Los Angeles, California 90071
                         Attention: Boise A. Ding, Esq.

                      SECOND AMENDED AND RESTATED MORTGAGE
           (and Security Agreement and Assignment of Leases and Rents)
           -----------------------------------------------------------

     This Second Amended and Restated Mortgage (and Security Agreement and Assignment of Leases and Rents) (this "Mortgage") has been executed by NASCO
                                       --------
INTERNATIONAL, INC., a Wisconsin corporation, having an address at 901 Janesville Avenue, Fort Atkinson, Wisconsin 53538-0901 (the "Mortgagor")to BANK
                                                             ---------
OF AMERICA, N.A.(successor in interest to Bank of America National Trust and Savings Association and Continental Bank, N.A.), having an address at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Ms. Debra Basler, as agent
                                         ---------
for the various financial institutions (the "Lenders") which are, or may from
                                             -------
time to time hereafter become, parties to the Credit Agreements, as hereinafter defined (herein together with its successors and assigns acting as agent at the time under such Credit Agreements, the "Mortgagee").
                                        ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Mortgagor is on the date of delivery hereof the owner of fee title to the parcel or parcels of land described in Schedule 1 hereto (the
                                                    ----------
"Land") and of the Improvements (such term and other capitalized terms used in
 ----
this Mortgage having the respective meanings specified or referred to in Article
                                                                         -------
4);
-

     WHEREAS, pursuant to (i) an Amended and Restated Credit Agreement (Five
Year) dated May 29, 2001 (the "Credit Agreement (Five Year)") and (ii) an
                               ----------------  ---------
Amended and Restated Credit Agreement (364 Days) dated May 29, 2001 (the "Credit
                                                                          ------
Agreement (364 Days)") each among Mortgagor, certain lenders, Bank One,
-------------------
Wisconsin, as documentation agent and Mortgagee, as administrative agent [the Credit Agreement (Five Year) and the Credit Agreement (364 Days) being collectively referred to as the "Credit Agreements"] the lenders thereunder have
                                 -----------------
extended certain credit (herein referred to collectively as the "Loans"), which
                                                                 -----
Loans are evidenced by Notes issued under the Credit Agreements (the indebtedness evidenced by such Notes is sometimes hereinafter referred to as the "Secured Obligations")to the Mortgagor, including for, among other things,
 -------------------
meeting working capital requirements of the Mortgagor with respect to the Credit Agreement (364 Days) and financing the AMEP Acquisition with respect to the Credit Agreement (5 Year).

     WHEREAS, the Credit Agreement (Five Year) and the Credit Agreement (364
Days) amended and restated in their entirety,
respectively, that certain Credit Agreement (Five Year) dated March 31, 2000 (the "Original Credit Agreement (Five Year)") and a Credit Agreement (364 Days)
      ------------------------------------
dated March 31, 2000 (the "Original Credit Agreement (364 Days)") [the Original
                           -----------------------------------
Credit Agreement (364 Days) and the Original Credit Agreement (5 Year) being collectively referred to as the "Original Credit Agreements"]. Under the
                                 --------------------------
Original Credit Agreements the lenders thereunder extended credit to Mortgagor to refinance certain loans extended to Mortgagor under a Third Amended and Restated Credit Agreement, dated as of January 2, 1996, as amended, supplemented and otherwise modified prior to the date of the Original Credit Agreements ("The
                                                                             ---
First Refinanced Credit Agreement");
---------------------------------

     WHEREAS, under the Original Credit Agreements, the Mortgagor was required to execute that certain Amended and Restated Mortgage (the "Existing Mortgage")
                                                            -----------------
dated June 26, 2000 recorded on July 26, 2000 in Volume 11578, Page 199 in the Register of Deeds of Jefferson County, Wisconsin (the "Official Records"), which
                                                       ----------------
Existing Mortgage amended and restated that certain Mortgage (and Security Agreement) dated June 25, 1992 recorded on July 2, 1992 in Volume 808 of Records Page 183 as Document No. 890374 in the Official Records of Jefferson County, Wisconsin, as amended by amendments recorded as Document Nos. 927262 and 951471 executed in connection with the First Refinanced Credit Agreement, pursuant to which the Mortgagor granted to the Agent a security interest in, among other things, the Collateral (as hereinafter defined);

     WHEREAS, it is an obligation of Mortgagor under the Credit Agreements that Mortgagor execute and deliver this Mortgage which serves as a "Fourth Amendment to Mortgage" as defined under the Credit Agreements;

     WHEREAS, as used in this Mortgage the term "Obligations" means and includes
                                                 -----------
all of the following:

          (a)  the principal of and interest on the Secured Obligations;

          (b) all other indebtedness of any kind arising under, and all amounts of any kind which, at any time become due and owing to the Mortgagee under or with respect to the Credit Agreements, the Notes, this Mortgage, the Collateral Documents referred to in the Credit Agreements, and any other document, agreement or other instrument delivered pursuant to or in connection with the Credit Agreements or this Mortgage (herein collectively called the "Loan
                                                                    ----
Documents");
---------

          (c) all of the covenants, obligations and agreements and the truth and completeness of all representations and warranties, of the Mortgagor, in, under or pursuant to the Loan Documents;

          (d) any and all advances, costs and expenses including, without limitation, all costs of enforcement and collection, paid or incurred by the Mortgagee to protect any of the Collateral (as hereinafter defined), perform any obligation of the Mortgagor or any other Person under or with respect to the Loan Documents or collect any amount owing to the Mortgagee and the Lenders which is secured or evidenced hereby or by any other Loan Document; and

          (e) interest on all of the foregoing;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Mortgagor from time to time pursuant to the Credit Agreements, the Mortgagor hereby enters into this Mortgage which amends and restates in its entirety the Existing Mortgage.

                                   G R A N T :
                                   -----------

     FOR and in consideration of the premises, and of the mutual covenants herein contained, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Obligations, the Mortgagor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers and conveys to the Mortgagee and its successors and assigns, forever, all of the following (the "Collateral"):
      ----------

          (a) Real Estate. All of the Land and all additional lands and estates
              -----------
     therein now owned or hereafter acquired by the Mortgagor for use or development with the Land or any portion thereof and which is made subject to the lien hereof from time to time by supplemental mortgage or otherwise, together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise pertaining to the Land and such additional lands and estates therein (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and such additional lands and estates therein and any interest therein; all estate, claim, demand, right, title or interest of the Mortgagor in and to any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof and such additional lands and estates therein; all strips and gores belonging, adjacent or pertaining to the Land or such additional lands and estates; and any after-acquired title to any of the foregoing (herein collectively called the "Real Estate");
 -----------

     (b) Improvements. All buildings, structures and other improvements and any
         ------------
additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Real Estate; and all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever and all replacements thereof, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Real Estate or such buildings, structures and other improvements now or hereafter owned by the Mortgagor, including, but not limited to, partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property which are considered fixtures under applicable law (such buildings, structures and other improvements and such other property are herein collectively referred to as the "Improvements"; the
                                                           ------------
Real Estate and the Improvements are collectively referred to as the
"Property");
 --------

     (c) Goods. All building materials, goods, construction materials,
         -----
appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains and coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, beds, mattresses, bedding and linens, supplies, blinds, window shades, drapes, carpets, floor coverings, office equipment, growing plants and shrubberies, control devices, equipment (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, non-structural additions to the Real Estate and Improvements and all other tangible property of any kind or character, together with all replacements thereof, now or hereafter owned by the Mortgagor and located on or in or used or useful in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise, exclusive of any of the foregoing items of property owned by tenants of portions of the Improvements (herein collectively referred to as the "Goods");
                                                      -----

     (d) Intangibles. All goodwill, trademarks, trade names, option rights,
         -----------
purchase contracts, books and records and general intangibles of the Mortgagor relating to the Property and all accounts, contract rights, instruments, chattel paper and other rights of the Mortgagor for the payment of money for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of the Mortgagor relating to the Property, but specifically excluding rights of the Mortgagor in, to and under contracts with providers of goods or services in connection with the maintenance and operation of the Property (herein collectively referred to as the "Intangibles");
 -----------

     (e) Plans. All rights of the Mortgagor in and to all plans and
         -----
specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Improvements or any construction on the Real Estate (herein collectively referred to as the "Plans");
 -----

     (f) Permits. All rights of the Mortgagor in, to and under all permits,
         -------
franchises, licenses, approvals and other authorizations respecting the use, occupation and operation of the Property and every part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction (herein collectively called the "Permits");
                                                   -------

          (g) Leases of Furniture, Furnishings and Equipment. All right, title
              ----------------------------------------------
     and interest of the Mortgagor as lessee in, to and under any leases of furniture, furnishings and equipment now or hereafter installed in or at any time used in connection with the Property;

          (h) Proceeds. All proceeds of the conversion, voluntary or involuntary
              --------
     of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (herein collectively referred to as "Proceeds"); and
                                  --------

          (i) Other Property. All other property and rights of the Mortgagor of
              --------------
     every kind and character relating to the Property, and all proceeds and products of any of the foregoing.

     AND, without limiting any of the other provisions of this Mortgage, the Mortgagor expressly grants to the Mortgagee, as secured party, a security interest in all of those portions of the Collateral which are or may be subject to the State Uniform Commercial Code provisions applicable to secured transactions;

     TO HAVE AND TO HOLD the Collateral unto the Mortgagee and its successors and assigns, forever.

     FURTHER to secure the full, timely and proper payment and performance of the Obligations, the Mortgagor hereby covenants and agrees with and warrants to the Mortgagee as follows:

                                   ARTICLE I

                    COVENANTS AND AGREEMENTS OF THE MORTGAGOR
                    -----------------------------------------

     SECTION 1.1. Payment of Secured Obligations and Other Obligations. The
                  ----------------------------------------------------
Mortgagor agrees that it will duly and punctually pay:

          (a) the principal of and interest on the Secured Obligations at the time outstanding in accordance with the terms thereof and hereof, and

               (b) when and as due and payable from time to time in accordance with the terms hereof or of any other applicable Loan Document, all other Obligations.

          SECTION 1.2. Title to Collateral, etc. The Mortgagor represents and
                       ------------------------
warrants to and covenants with the Mortgagee that:


               (a) as of the date hereof and at all times hereafter while this Mortgage is outstanding, the Mortgagor is the absolute owner of the legal and beneficial title to the Property and to all other property included in the Collateral, and has good and marketable title in fee simple absolute to the Property, subject in each case only to this Mortgage and the encumbrances set forth in Schedule 2 hereto (the
                                                     ----------
          "Permitted Encumbrances");
           ----------------------

               (b) the Mortgagor has good and lawful right, power and authority to execute this Mortgage and to convey, transfer, assign, mortgage and grant a security interest in the Collateral, all as provided herein;

               (c) this Mortgage has been duly executed, acknowledged and delivered on behalf of the Mortgagor, all consents and other actions required to be taken by the officers, directors, shareholders and partners, as the case may be, of the Mortgagor have been duly and fully given and performed and this Mortgage constitutes the legal, valid and binding obligation of the Mortgagor, enforceable against the Mortgagor in accordance with its terms;

               (d) the Mortgagor, at its expense, will warrant and defend to the Mortgagee and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral and the first mortgagel ien and first priority perfected security interest of this Mortgage thereon and therein against all claims and demands and will maintain, preserve and protect such lien and security interest and will keep this Mortgage a valid, direct first mortgage lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Encumbrances; and

               (e) the Mortgagor will maintain and preserve its corporate existence and good standing under the laws of the State.

          SECTION 1.3. Title Insurance.
                       ---------------

     SECTION 1.3.1. Title Insurance Endorsement. Concurrently with the execution
                    ---------------------------
and delivery of this Mortgage, the Mortgagor, at its expense, has obtained and delivered to the Mortgagee a modification endorsement to Mortgagee's existing lender's title policy relating to the Property in form and substance satisfactory to Mortgagee and insuring that the lien of this Mortgage is a valid, first priority lien on the Property. The Mortgagor has duly paid in full all premiums and other charges due in connection with the issuance of such endorsement.

     SECTION 1.3.2. [INTENTIONALLY OMITTED]

     SECTION 1.3.3. [INTENTIONALLY OMITTED]

     SECTION 1.3.4. Title Insurance Proceeds. All proceeds received by and
                    ------------------------
payable to the Mortgagee for any loss under the loan policy or policies of title insurance referenced in Section 1.3.1, or under any policy or policies of title
                        -------------
insurance delivered to the Mortgagee in substitution therefor or replacement thereof, shall be the property of the Mortgagee and shall be applied by the Mortgagee in accordance with the provisions of Section 2.3.
                                               -----------

     SECTION 1.4.   Recordation. The Mortgagor, at its expense, will at all
                    -----------
times cause this Mortgage and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof) and each other instrument delivered in connection with any Loan Document and intended thereunder to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien and security interest of this Mortgage as a valid, direct first mortgage lien and first priority perfected security interest in the Collateral, subject only to Permitted Encumbrances. The Mortgagor will pay or cause to be paid, and will indemnify the Mortgagee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and any and all supplements and amendments hereto.

     SECTION 1.5.   Payment of Impositions, etc. Subject to Section 1.8
                    ---------------------------             -----------
(relating to permitted contests), the Mortgagor will pay or cause to be paid within 30 days after the same become a lien, but in any event before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, water and sewer rates, charges, license fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Collateral, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Secured Obligations, or the interest thereon (collectively, the "Impositions"). The Mortgagor will deliver to the Mortgagee, upon request,
 -----------
copies of official receipts or other satisfactory proof evidencing such payments. Notwithstanding the foregoing provisions of this Section 1.5, the
                                                           -----------
Mortgagee agrees that if the Mortgagor (through inadvertence), fails to make payment of any Imposition which is in a de minimis amount (which shall be an
                                        -- -------
amount less than or equal to $5,000), then the Mortgagee shall not declare an Event of Default as a result of such failure, provided (i) within five (5) days after the Mortgagor receives notice of such unpaid Imposition, the Mortgagor makes payment thereof and (ii) the Collateral is not, in the Mortgagee's judgment, in any danger of being subjected to judicial proceedings, sold, lost, forfeited or interfered with.

     SECTION 1.6.   Insurance and Legal Requirements. Subject to Section 1.8
                    --------------------------------             -----------
(relating to permitted contests), the Mortgagor, at its expense, will comply, or cause compliance with

          (a) all provisions of any insurance policy covering or applicable to the Collateral or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Collateral or any part thereof or any use or condition of the Collateral or any part thereof (collectively, the "Insurance Requirements"); and
                         ----------------------

          (b) all laws, including Environmental Laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, property owners associations, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Collateral or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Collateral or any part thereof (collectively, the "Legal Requirements");
           ------------------

whether or not compliance therewith shall require structural changes in or interference with the use and enjoyment of the Collateral or any part thereof.

          SECTION 1.7. Security Interests, etc. The Mortgagor will not directly
                       -----------------------
or indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Collateral or any part thereof or the interest of the Mortgagor, the Mortgagee therein or any Proceeds thereof or Rents (as hereinafter defined) or other sums arising therefrom, other than (a) Permitted Encumbrances and (b) liens of mechanics, materialmen, suppliers or vendors or rights thereto incurred in the ordinary course of the business of the Mortgagor for sums not yet due or any such liens or rights thereto which are at the time being contested as permitted by Section 1.8. The Mortgagor will not postpone the payment of any sums for
   -----------
which liens of mechanics, materialmen, suppliers or vendors or rights thereto have been incurred (unless such liens or rights thereto are at the time being contested as permitted by Section 1.8), or enter into any contract under which
                          -----------
payment of such sums is postponable (unless such contract expressly provides for the legal, binding and effective waiver of any such liens or rights thereto), in either case, for more than 60 days after the completion of the action giving rise to such liens or rights thereto.

          SECTION 1.8. Permitted Contests. After prior written notice to the
                       ------------------
Mortgagee, the Mortgagor at its expense may contest, or cause to be contested, by appropriate action conducted in good faith, the amount or validity or application, in whole or in part, of any Imposition, Legal Requirement or Insurance Requirement or lien of a mechanic, materialman, supplier or vendor (including, without limitation, any lien of any mechanic, materialman, supplier or vendor arising from alterations or additions performed by the Mortgagor pursuant to the provisions of Section 1.12), provided that, (a) in the case of
                              ------------   -------- ----
an unpaid Imposition, lien, encumbrance or charge, such
proceedings shall suspend the collection thereof from the Mortgagor, the Mortgagee, and the Collateral (including any rent or other income therefrom) and shall not interfere with the payment of any such rent or income, (b) neither the Collateral nor any rent or other income therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, (c) in the case of a Legal Requirement, neither the Mortgagor nor the Mortgagee would be in danger of any civil or criminal liability for failure to comply therewith, (d) the Mortgagor shall have furnished such security, if any, as may be required in the proceedings or as may be requested by the Mortgagee, (e) the non-payment of the whole or any part of any Imposition will not result in the delivery of a tax deed to the Collateral or any part thereof because of such non-payment, (f) the payment of any sums required to be paid with respect to the Secured Obligations or under this Mortgage (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this Section 1.8) shall not be interfered with or otherwise
                        -----------
affected, and (g) in the case of any Insurance Requirement, the failure of the Mortgagor to comply therewith shall not affect the validity of any insurance required to be maintained by the Mortgagor under Section 2.1.
                                                 -----------

          SECTION 1.9.  Leases. The Mortgagor represents and warrants to the
                        ------
Mortgagee that, as of the date hereof, there are no Leases (as hereinafter defined) with respect to all or any portion of the Property. The Mortgagor covenants and agrees with the Mortgagee that, after the date hereof, the Mortgagor will not enter into any Lease of all or any portion of the Property without first obtaining the written consent of the Mortgagee.

          SECTION 1.10. Compliance with Instruments. The Mortgagor at its
                        ---------------------------
expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the Mortgagor under the terms thereof. The Mortgagor will not take any action which may result in a forfeiture or termination of the rights afforded to the Mortgagor under any such instruments and will not, without the prior written consent of the Mortgagee, amend in any material respect any of such instruments.

          SECTION 1.11. Maintenance and Repair, etc. Subject to the provisions
                        ---------------------------
of Section 1.12, the Mortgagor will keep or cause to
   ------------
be kept all presently and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good order and repair and in such a fashion that the value and utility of the Collateral will not be diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be substantially equal in quality to the original Improvements. The Mortgagor at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Property and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Property and upon any adjoining property, whether or not the Mortgagor shall, by any Legal Requirement, be required to take such action or be liable for failure to do so.

     SECTION 1.12. Alterations, Additions, etc. So long as no Event of Default
                   ----------------------------
shall have occurred and be continuing, the Mortgagor shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Property or any part thereof, provided that any alteration
                                                   -------- ----
or addition: (a) shall not change the general character of the Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Property; (b) is effected with due diligence, in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements; and (c) is promptly and fully paid for, or caused to be paid for, by the Mortgagor.

     SECTION 1.13. Acquired Property Subject to Lien. All property at any time
                   ---------------------------------
acquired by the Mortgagor and provided or required by this Mortgage to be or become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Mortgage without further action on the part of the Mortgagor or the Mortgagee. The Mortgagor, at its expense, will execute and deliver to (and will record and file as provided in Section 1.4) an instrument supplemental to this Mortgage satisfactory in
   -----------
substance and form to the Mortgagee, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Mortgage all right, title and interest of the Mortgagor in and to all property provided or required by this Mortgage to be subject to the lien and security interest hereof and acquired by the Mortgagor since the date of this Mortgage or the date of the most recent supplemental instrument so subjecting property to the lien and security interest hereof, whichever is later.

     SECTION 1.14.  Assignment of Leases, Rents, Proceeds, etc.
                    ------------------------------------------

          (a) As part of the consideration for the Secured Obligations, and not as additional security therefor, Mortgagor hereby absolutely assigns and transfers to Mortgagee all the right, title and interest of Mortgagor in and to (i) all leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into, whereby any Person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein, and all proceeds thereof (herein collectively referred to as the "Leases"), (ii) all rents, issues, profits,
                                      ------
     royalties, avails, income and other benefits derived or owned, directly or indirectly, by the Mortgagor from the Property, including, without limitation, all rents and other consideration payable by tenants, claims against guarantors, and any cash or other securities deposited to secure performance by tenants, under the Leases, and all proceeds thereof (herein collectively referred to as "Rents") and (iii) all Proceeds. In addition,
                                  -----
     Mortgagor hereby gives to and confers upon Mortgagee the right, power and authority to exercise all of Mortgagor's options, rights and remedies under the Leases and collect the Rents and Proceeds. Mortgagor hereby irrevocably appoints Mortgagee its true and lawful attorney-in-fact, coupled with an interest, at the option of Mortgagee, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, to exercise all of Mortgagor's options, rights and remedies under the Leases and to sue, in the name of Mortgagor or Mortgagee, for all Rents and Proceeds, and apply the same to the Obligations secured hereby; provided, however, that Mortgagor shall have a license to collect such Rents and Proceeds as provided in Section 1.14(c) below. The assignment of
                                       --------------
     the Leases, Rents and Proceeds contained herein is intended to be an absolute assignment from

     Mortgagor to Mortgagee and not merely the passing of a security interest and shall be effective immediately upon the recording of this Mortgage. Mortgagor hereby waives any requirement that a receiver be appointed for the Collateral or that Mortgagee take possession of the Collateral in order for such assignment of the Leases, Rents and Proceeds to become effective. Nothing herein shall be construed as obligating Mortgagee to perform any of Mortgagor's obligations under any of the Leases or other agreements relating to the Collateral.

          (b) Mortgagor acknowledges and agrees that the acceptance by Mortgagee of the assignments of the Leases, Rents and Proceeds with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Mortgagee, be deemed or construed to constitute Mortgagee a mortgagee in possession nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Leases or to the Property, or to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases or other agreements relating to the Collateral, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Mortgagor by lessees thereunder and not assigned and delivered to Mortgagee, nor shall Mortgagee be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation, in or about the Property.

          (c) Notwithstanding the absolute, present and irrevocable assignment, grant and conveyance by Mortgagor to Mortgagee of the Leases, Rents and Proceeds contained in this Mortgage, except as is otherwise provided in this Mortgage, a license and permission is hereby given to the Mortgagor, so long as no Event of Default has occurred and is continuing hereunder, to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the Leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of an Event of Default,(i) such license and permission shall terminate immediately and automatically, without notice to the Mortgagor or any other

          Person, and shall not be reinstated upon a cure of such Event of Default without the express written consent of the Mortgagee and (ii) Mortgagee shall immediately be entitled to exercise all rights under the Leases and to the possession of all Rents and Proceeds, and to collect, receive and apply all Rents, Proceeds and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of the Mortgagor in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Mortgagee takes possession of the Collateral or any part thereof. Furthermore, at the Mortgagee's option, upon the occurrence of an Event of Default hereunder, Mortgagee may:

                    (i) enter upon and take possession of the Property for the purpose of collecting Rents, Proceeds and said rents, income, proceeds and other benefits;

                    (ii) dispossess by the customary summary proceedings any tenant, purchaser or other Person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under the Lease, contract or other instrument to which said Rents, Proceeds or other rents, income, proceeds or benefits relate;

                    (iii) let or convey the Collateral or any portion thereof or any interest therein; and

                    (iv) apply Rents, Proceeds and such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the Obligations in accordance with Section 3.10.
                               ------------

               (d) Mortgagor hereby agrees to indemnify and hold Mortgagee harmless of and from any and all liability, loss, damage or expense that it may or might incur under or by reason of the assignments contained herein, or for any action taken by Mortgagee hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Mortgagee arising out of the Leases, including without limitation any claim by any lessees of credit for rental paid to and received by Mortgagor, but not delivered to Mortgagee, for any period under the Leases more than one (1) month in advance of the due date thereof. Should Mortgagee incur any such liability, loss, damage or expense, the amount thereof

     (including reasonable attorneys' fees) with interest thereon at the Default Rate shall be payable by Mortgagor immediately without demand, shall be secured by this Mortgage, and shall be part of the Obligations.

     SECTION 1.15.  No Claims Against the Mortgagee. Nothing contained in this
                    -------------------------------
Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against the Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the lien and security interest of this Mortgage. All contractors, subcontractors, vendors and other persons dealing
          ------------------------------------------------------------------
with the Property, or with any persons interested therein, are hereby required
------------------------------------------------------------------------------
to take notice of the provisions of this Section.
------------------------------------------------

     SECTION 1.16.  Indemnification Against Obligations. The Mortgagor will
                    -----------------------------------
protect, indemnify, save harmless and defend the Mortgagee, each commercial banking institution (a "Participant") which pursuant to a participation
                        -----------
agreement has purchased a participation in any portion of the Loans or the Commitment, or both, and each Lender (collectively, the "Indemnified Parties"
                                                         -------------------
and individually, an Indemnified Party") from and against any and all
                     -----------------
liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (a) ownership of an interest in this Mortgage, the Notes or the Property, (b) any accident, injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof made or suffered to be made by or on behalf of the Mortgagor, (f) any negligence or tortious act on the part of the Mortgagor or any of its agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property, or (h) (i) any Hazardous Material on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in Section 1.19, (iii) any violation or claim of violation by the
               ------------
Mortgagor of any Environmental Laws, or (iv) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material. If any action or proceeding be commenced, to which action or proceeding any Indemnified Party is made a party by reason of the execution of this Mortgage or the Notes, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and lien created hereby, shall be paid by the Mortgagor to such Indemnified Parties, as the case may be, as hereinafter provided. The Mortgagor will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Mortgage or any Secured Obligation. All amounts payable to the Indemnified Parties under this Section 1.16 shall be deemed indebtedness secured by this
                   ------------
Mortgage and any such amounts which are not paid within 10 days after written demand therefor by any Indemnified Party shall bear interest at the Default Rate from the date of such demand. In case any action, suit or proceeding is brought against any Indemnified Party by reason of any such occurrence, the Mortgagor, upon request of such Indemnified Party, will, at the Mortgagor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by the Mortgagor and approved by such Indemnified Party. The obligations of the Mortgagor under this Section 1.16 shall survive
                                                   ------------
any discharge or reconveyance of this Mortgage or payment in full of the Secured Obligations.

     SECTION 1.17. No Credit for Payment of Taxes. The Mortgagor shall not be
                   ------------------------------
entitled to any credit against the Obligations by reason of the payment of any tax on the Property or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Property or any part thereof by reason of this Mortgage.

     SECTION 1.18. Offering of the Notes. Neither the Mortgagor nor any Person
                   ---------------------
acting on behalf of the Mortgagor has directly or indirectly offered the Notes or any portion thereof or any similar security to, or solicited any offer to buy any of the same from, any Person other than the Mortgagee. Neither the Mortgagor nor any Person acting on behalf of the Mortgagor has taken or will take any action which would subject the issuance of the Notes to the provisions of section 5 of the Securities Act of 1933, as amended.

     SECTION 1.19. Hazardous Material and Wastes. Neither the Mortgagor nor, to
                   -----------------------------
the best knowledge of Mortgagor, any other Person has ever caused or permitted any Hazardous Material to be held or disposed of on or at the Property or at any other property legally or beneficially owned by the Mortgagor. The Mortgagor further represents and warrants to the Mortgagee as set forth in Section 6.12 of the Credit Agreements and agrees to perform the obligations set forth in Sections 7.1.6 of the Credit Agreements.

                                   ARTICLE II

                 INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC.
                  ---------------------------------------------

     SECTION 2.1. Insurance.
                  ---------

     SECTION 2.1.1. Risks to be Insured. The Mortgagor will, at its expense,
                    -------------------
maintain or cause to be maintained with insurance carriers approved by the Mortgagee (a) insurance with respect to the Improvements against loss or damage by fire, lightning and such other risks as are included in standard "all-risk" policies, in amounts sufficient to prevent the Mortgagor and the Mortgagee from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than the then full insurable value (actual replacement value) of the Improvements, as determined by the Mortgagor in accordance with generally accepted insurance practice and approved by the Mortgagee or, upon the request of the Mortgagee as determined at the Mortgagor's expense by the insurer or insurers or by an expert approved by the Mortgagee,
(b) commercial general liability, including bodily injury and property damage, insurance, with personal injury endorsement, applicable to the Property in such amounts as are usually carried by Persons operating similar properties in the same general locality, but in any event with a limit of not less than $3,000,000 per person for bodily injury liability, a limit of not less than $5,000,000 per occurrence for bodily injury liability and $500,000 for all claims for property damage liability with respect to any one occurrence, (c) explosion insurance in respect of any steam and pressure boilers and similar apparatus located in the Property in such amounts as are usually carried by persons operating similar properties in the same general locality, but in any event in an amount not less than $500,000, (d) worker's compensation insurance to the full extent required by applicable law for all employees of the Mortgagor engaged in any work on or about the Property and employer's liability insurance with a limit of not less than $3,000,000 for each occurrence, (e) all-risk, builders' risk insurance with respect to the Property during any period during which there is any construction work being performed, against loss or damage by fire or other risks, including vandalism, malicious mischief and sprinkler leakage, as are included in so-called "extended coverage" clauses at the time available, (f) business interruption insurance in an amount reasonably satisfactory to the Mortgagee, and (g) such other insurance with respect to the Property in such amounts and against such insurable hazards as the Mortgagee from time to time may reasonably require by written notice to the Mortgagor.

     SECTION 2.1.2. Policy Provisions. All insurance maintained by the Mortgagor
                    -----------------
pursuant to Section 2.1.1 shall (a) (except for worker's compensation insurance)
            -------------
name the Mortgagor as the named insured and the Mortgagee as an additional insured and loss payee, (b) (except for worker's compensation and commercial general liability insurance) provide that the proceeds for any losses shall be adjusted by the Mortgagor subject to the approval of the Mortgagee in the event the proceeds shall exceed $100,000, and shall be payable to the Mortgagee, to be held and applied as provided in Section 2.3, (c) include effective waivers by
                                -----------
the insurer of all rights of subrogation against the Mortgagee, the indebtedness secured by this Mortgage and the Property and all claims for insurance premiums against the Mortgagee, (d) provide that any losses shall be payable notwithstanding (i) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms thereof, (iii) any foreclosure or other action or proceeding taken by the Mortgagee pursuant to any provision of this Mortgage, or
(iv) any change in title or ownership of the Property, (e) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least 30 days after receipt by the Mortgagee of written notice thereof, and (f) be satisfactory in all other respects to the Mortgagee. Any insurance maintained pursuant to this Section 2.1
                                                                     -----------
may be evidenced by blanket
insurance policies covering the Property and other properties or assets of the Mortgagor, provided that any such policy shall specify the portion, if less than
           -------- ----
all, of the total coverage of such policy that is allocated to the Property and shall in all other respects comply with the requirements of this Section 2.1.
                                                                 -----------

     SECTION 2.1.3. Delivery of Policies, etc. The Mortgagor will deliver to the
                    --------------------------
Mortgagee, promptly upon request, (a) the originals (or, at the Mortgagee's option, certificates) of all policies evidencing all insurance required to be maintained under Section 2.1.1 (or, in the case of blanket policies,
                 -------------
certificates thereof by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the payment of all premiums due thereon (with respect to commercial general liability insurance policies, all installments for the current year due thereon to such date), provided that the Mortgagee shall
                                            -------- ----
not be deemed by reason of its custody of such policies to have knowledge of the contents thereof. The Mortgagor will also deliver to the Mortgagee not later than 30 days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof and not later than 15 days prior to the expiration of such policy an original copy of the new policy (or, in the case of a replacement blanket policy, a certificate thereof of the insurer together with a counterpart of the blanket policy). In the event the Mortgagor shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this Section 2.1, the Mortgagor will
                                              -----------
indemnify the Mortgagee against damage, loss or liability resulting from all risks for which such insurance should have been effected or maintained.

     SECTION 2.1.4. Separate Insurance. The Mortgagor will not take out separate
                    ------------------
insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 2.1.
                                           -----------

     SECTION 2.2.   Damage, Destruction or Taking; Mortgagor to Give Notice;
                    -------------------------------------------------------
Assignment of Awards.  In case of
--------------------

          (a) any damage to or destruction of the Collateral or any part thereof, or

          (b) any taking, whether for permanent or temporary use, of all or any part of the Collateral or any interest therein or right accruing thereto, as the result of or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Collateral or any portion thereof (a "Taking"), or the
                                           ------
     commencement of any proceedings or negotiations which may result in a Taking,

the Mortgagor will promptly give written notice thereof to the Mortgagee, generally describing the nature and extent of such damage or destruction and the Mortgagor's best estimate of the cost of restoring the Collateral, or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. The Mortgagee shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Collateral on account of such Taking, and the Mortgagor hereby irrevocably assigns, transfers and sets over to the Mortgagee all rights of the Mortgagor to any such proceeds, awards or payments and irrevocably authorizes and empowers the Mortgagee, at its option, in the name of the Mortgagor or otherwise, to file and prosecute what would otherwise be the Mortgagor's claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 2.3. The Mortgagor will pay all reasonable costs and expenses
     -----------
incurred by the Mortgagee in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, awards or payments in respect thereof.

     SECTION 2.3.  Application of Proceeds and Awards. The Mortgagee may, at its
                   ----------------------------------
option, apply all amounts recovered under any insurance policy required to be maintained by the Mortgagor hereunder and all awards received by it on account of any Taking in any one or more of the following ways:

          (a) to the payment of the reasonable costs and expenses incurred by the Mortgagee in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

          (b) Ratably, to the payment of any Obligation secured by this Mortgage other than indebtedness with respect to the Secured Obligations;

          (c) Ratably, to the payment of the principal of the Secured Obligations and any interest (including post-petition interest payable in any proceedings for bankruptcy under applicable law ("Post-Petition
                                                           -------------
     Interest") to the
     --------
     extent such interest is an Obligation) accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all amounts of
                                        -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, second, to
                                                                   ------
     the payment of all amounts of principal at the time outstanding;

          (d) to fulfill any of the other covenants contained herein as the Mortgagee may determine;

          (e) to the Mortgagor for application to the cost of restoring the Collateral and the replacement of Goods destroyed, damaged or taken; or

          (f) to the Mortgagor.

     Notwithstanding the foregoing provisions of this Section 2.3 to the
                                                      -----------
contrary, and if each of the following conditions is satisfied, the Mortgagee, upon request of the Mortgagor, shall apply insurance proceeds or condemnation awards received by it to the restoration or replacement of the Collateral, to the extent necessary for the restoration or replacement thereof:

               (i)   there shall then exist no uncured material Default;

               (ii) the Mortgagor shall furnish to the Mortgagee a certificate of an architect or engineer reasonably acceptable to the Mortgagee stating (x) that the Collateral is capable of being restored, prior to the maturity of the Loans, to substantially the same condition as existed prior to the casualty or Taking, (y) the aggregate estimated direct and indirect costs of such restoration and (z) as to any Taking, that the property taken in such Taking, or sold under threat thereof, is not necessary to the Mortgagor's customary use or occupancy of the Property; and

               (iii) in the event that the estimated cost of restoration set forth in the certificate of such architect or engineer (and such revisions to such estimate as are from time to time made) exceeds the net insurance proceeds or condemnation awards actually received from time to time, the Mortgagor shall deposit the amount of such excess with the Mortgagee.

     In the event that such insurance proceeds or condemnation awards are to be utilized in the restoration of the Collateral, the Mortgagee shall disburse such Proceeds and the additional amounts deposited by the Mortgagor for such restoration after receipt of a written request for disbursement, on not less than five nor more than twelve Business Days' notice and, to the extent applicable, in accordance with customary construction loan procedures and conditions. In the event that such insurance or condemnation awards are to be utilized to replace the Collateral so destroyed or taken, the Mortgagee shall disburse such Proceeds after receipt of a written request for disbursement, on not less than five nor more than twelve Business Days' notice simultaneously with the acquisition of such replacement property by the Mortgagor. In the event that, after the restoration or replacement of the Collateral, any insurance or condemnation awards shall remain, such amount shall be paid to the Mortgagor. Insurance proceeds and condemnation awards shall be invested in the manner reasonably requested by the Mortgagor and approved by the Mortgagee, and all interest earned thereon shall be applied as provided in this Section 2.3. If,
                                                             -----------
prior to the receipt by the Mortgagee of such insurance proceeds or condemnation awards, the Collateral shall have been sold on foreclosure, the Mortgagee shall have the right to receive said insurance proceeds or condemnation awards to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment shall have been sought or recovered or denied, and the reasonable attorneys' fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment.

     SECTION 2.4. Total Taking and Total Destruction. In the event of a Total
                  ----------------------------------
Destruction or a Total Taking, the Mortgagee shall apply all amounts recovered under any insurance policy referred to in Section 2.1.1 and all awards received
                                          -------------
by it on account of any such Taking as follows:

          (a) first, to the payment of the reasonable costs and expenses incurred by the Mortgagee in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

          (b) second, Ratably, to the payment of any Obligation secured by this Mortgage other than indebtedness with respect to the Secured Obligations;

          (c) third, Ratably, to the payment of the principal of the Secured Obligations and any interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all amounts of
                                        -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, and second,
                                                                       ------
     to the payment of all amounts of principal at the time outstanding;

          (d) fourth, to fulfill any of the other covenants contained herein as the Mortgagee may determine; and

          (e)  fifth, the balance, if any, to the Mortgagor.

                                   ARTICLE III

                        EVENTS OF DEFAULT; REMEDIES, ETC.
                        --------------------------------

     SECTION 3.1. Events of Default; Acceleration. If any one or more of the
                  -------------------------------
following events (herein called "Events of Default") shall occur:
                                 -----------------

          (a) if an "Event of Default" under and as defined in any of the Credit Agreements shall have occurred; or

          (b) if the Mortgagor shall default in the due and punctual performance or observance of any of its obligations under Section 1.4, 1.5,
                                                               -----------  ---
     1.7, 1.9, or 2.1; or
     ---  ---     ---

          (c) if the Mortgagor shall fail to duly and punctually perform or comply with any provision of this Mortgage other than the provisions referred to in clause (a) or (b) of this Section 3.1 and such default shall
                    ---------      -          -----------
     continue unremedied for a period of 30 days after the date that notice of such nonperformance or noncompliance is delivered to the Mortgagor; or

          (d) if the Mortgagor shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, sell, convey, transfer, assign, grant a security interest in or otherwise dispose of the Collateral or any portion thereof or estate or interest therein; or

          (e) if subsequent to the date of this Mortgage the law of the State shall be changed by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the purpose of taxation (for state, county, municipal or other purpose) any lien or charge thereon, or (ii) to change the taxation of deeds of trust, mortgages or debts secured by land or the manner of collecting any such taxation, so as to affect this Mortgage, and thereafter, within 30 days following receipt of a written request from the Mortgagee, the Mortgagor shall have failed to enter into a lawful and binding agreement with the Mortgagee, satisfactory in substance and form to the Mortgagee, obligating the Mortgagor to reimburse the Mortgagee for any increase in taxation imposed on the Mortgagee by reason of any of the foregoing;

then and in any such event the Mortgagee may at any time thereafter exercise any right or remedy granted to the Mortgagee under the Credit Agreements or the other Loan Documents or available to the Mortgagee at law or in equity including, without limitation, declare, by written notice to the Mortgagor, the Secured Obligations and all other Obligations to be due and payable immediately or on a date specified in such notice, and on such date the same shall be and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which the Mortgagor hereby waives. The Mortgagor will pay on demand all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Mortgagee in enforcing this Mortgage or the Secured Obligations or any other Loan Document, or occasioned by any default hereunder or thereunder.

     SECTION 3.2. Legal Proceedings; Foreclosure. If an Event of Default shall
                  ------------------------------
have occurred and be continuing, the Mortgagee at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment of the Secured Obligations in accordance with the terms hereof and thereof and to foreclose the lien of this Mortgage as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. The Mortgagee shall be entitled to recover in such proceedings all costs incident thereto, including attorneys' fees and expenses in such amounts as may be fixed by the court. If the Mortgagee commences a foreclosure action, the same shall be conducted pursuant to Wis. Stats. Chapter 846 (as the same may be amended from time to time).

     SECTION 3.3. Power of Sale. If the unpaid principal amount of and interest
                  -------------
on the Secured Obligations shall have become due and payable (whether at maturity or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise) and shall not have been paid, the Mortgagee may sell, assign, transfer and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Mortgagee in its uncontrolled discretion may determine, or as may be required by law. Without limiting the authority granted in the immediately preceding sentence, the Mortgagee shall, without demand on the Mortgagor, after the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of default and notice of sale having been given as then required by law, sell the Collateral on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels and in such order as the Mortgagee may determine, but subject to any statutory right of the Mortgagor to direct the order in which such property, if consisting of several known lots, parcels or interests, shall be sold, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The Person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such Person at the time and place last appointed for the sale; provided that, if the sale is postponed for longer than one day
              -------- ----
beyond the day designated in the notice of sale, notice of sale, notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. The Mortgagee shall execute and deliver to the purchaser at any such sale a Mortgagee's deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such Mortgagee's deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including the Mortgagee, may bid at the sale. The Mortgagee shall apply the proceeds of the sale, to the extent consistent with this Mortgage, to the payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of attorneys' fees and costs, (b) the cost of any evidence of title procured in connection with such sale, (c) all sums expended under the terms hereof in conjunction with any default provision hereof, not then repaid, with accrued interest at the Default Rate from the date of incurrence, (d) all amounts then secured by this Mortgage, including the outstanding principal amount of the Secured Obligations, together with interest accrued and unpaid thereon, and (e) the remainder, if any, to the Person or Persons legally entitled thereto, or the Mortgagee, in the Mortgagee's discretion, may deposit the balance of such proceeds with any court or public official authorized to receive such proceeds.

     SECTION 3.4. Uniform Commercial Code Remedies. If an Event of Default shall
                  --------------------------------
have occurred and be continuing, the Mortgagee may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code of the State. The Mortgagor shall, promptly upon request by the Mortgagee, assemble the Collateral, or any portion thereof generally described in such request, and make them available to the Mortgagee at such place or places designated by the Mortgagee and reasonably convenient to the Mortgagee and the Mortgagor. If the Mortgagee elects to proceed under the Uniform Commercial Code of the State to dispose of portions of the Collateral, the Mortgagee, at its option, may give the Mortgagor notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Mortgagor at least ten days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Mortgagee of any portion of the Collateral or any interest therein is required by law, the Mortgagor conclusively agrees that ten days' notice to the Mortgagor of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable.

     SECTION 3.5. Mortgagee Authorized to Execute Deeds, etc. The Mortgagor
                  ------------------------------------------
irrevocably appoints the Mortgagee the true and lawful attorney of the Mortgagor, in its name and stead and on its behalf, for the purpose of effectuating, after the occurrence and during the continuation of an Event of Default, any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

     SECTION 3.6.  Purchase of Collateral by Mortgagee. The Mortgagee may be a
                   -----------------------------------
purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and the Mortgagee may apply upon the purchase price thereof the indebtedness secured hereby. Such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the security interest and lien of this Mortgage and free of all rights of redemption in the Mortgagor.

     SECTION 3.7.  Receipt a Sufficient Discharge to Purchaser. Upon any sale of
                   -------------------------------------------
the Collateral or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of the Mortgagee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

     SECTION 3.8.  Waiver of Appraisement, Valuation, etc. The Mortgagor hereby
                   --------------------------------------
waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Collateral or any part thereof or any interest therein.

     SECTION 3.9.  Sale a Bar Against Mortgagor. Any sale of the Collateral or
                   ----------------------------
any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against the Mortgagor.

     SECTION 3.10. Application of Proceeds of Sale and Other Moneys. The
                   ------------------------------------------------
proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by the Mortgagee as part of the Collateral, shall be applied as follows:

     First: to the payment of the reasonable costs and expenses of such sale
     -----
(including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, managing, operating, maintaining and preserving the Collateral or any part thereof prior to such sale), all reasonable costs and expenses incurred by the Mortgagee or any other Person in obtaining or collecting any insurance proceeds, condemnation awards or other amounts received by the Mortgagee, all reasonable costs and expenses of any receiver of the Collateral or any part thereof, and any Impositions or other charges or expenses prior to the security interest or lien of this Mortgage, which the Mortgagee may consider it necessary or desirable to pay;

     Second: Ratably, to the payment of any indebtedness secured by this
     ------
Mortgage, other than indebtedness with respect to the Secured Obligations at the time outstanding, which the Mortgagee may consider it necessary or desirable to pay;

     Third: Ratably, to the payment of all amounts of principal of and interest
     -----
(including Post-Petition Interest to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations at the time outstanding (whether due by reason of maturity or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the Default Rate on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and, in case such moneys shall be insufficient to pay in full the amounts so due and unpaid with respect to the Secured Obligations at the time outstanding, then, first, to the payment of all amounts of interest
                            -----
(including Post-Petition Interest to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations and, second, to the
                                                            ------
payment of all amounts of principal at the time due and payable on the Secured Obligations; and

     Fourth: the balance, if any, held by the Mortgagee after payment in full of
     ------
all amounts referred to in subdivisions First, Second and Third, above, shall,
                                        -----  ------     -----
unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of the Mortgagor.

        SECTION 3.11. Appointment of Receiver. If an Event of Default shall have
                      -----------------------
occurred and be continuing, the Mortgagee shall, as a matter of right and without regard to the adequacy of any security for the indebtedness secured hereby or the solvency of the Mortgagor, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment and agrees that all expenses of such receivership shall be borne by the Mortgagor and shall be an Obligation secured by this Mortgage.

        SECTION 3.12. Possession, Management and Income. If an Event of Default
                      ---------------------------------
shall have occurred and be continuing, in addition to, not in limitation of, the rights and remedies provided in Section 1.14, the Mortgagee, upon five days'
                                ------------
notice to the Mortgagor, may enter upon and take possession of the Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove the Mortgagor and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and Proceeds accruing with respect thereto or any part thereof. The Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Mortgagee shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Collateral or any part thereof, and any Impositions or other charges prior to the lien and security interest of this Mortgage which the Mortgagee may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 3.10.
                       ------------

        SECTION 3.13. Right of Mortgagee to Perform Mortgagor's Covenants, etc.
                      --------------------------------------------------------
If the Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Credit Agreements or the other Loan Documents, the Mortgagee, without notice to or demand upon the Mortgagor and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Mortgagor, and may enter upon the Collateral for such purpose and take all such action thereon as, in the Mortgagee's opinion, may be necessary or appropriate therefor, provided that the Mortgagee shall have no right to perform any covenant of the
--------
Mortgagor under Section 1.19 (or Section 1.4 to the extent that it includes any
                ------------     -----------
of the matters more specifically described in Section 1.19) until the entire
                                              ------------
outstanding principal amount of the Secured Obligations shall have become due and payable by reason of the declaration of the Mortgagee or the Lenders or the maturity of the Notes. No such entry and no such action shall be deemed an eviction of any lessee of the Property or any part thereof. All sums so paid by the Mortgagee and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee on demand.

        SECTION 3.14. Subrogation. To the extent that the Mortgagee, on or after
                      -----------
the date hereof, pays any sum due under any provision of any Legal Requirement or any instrument creating any lien prior or superior to the lien of this Mortgage, or the Mortgagor or any other Person pays any such sum with the proceeds of the Loans evidenced by the Notes, the Mortgagee shall have and be entitled to a lien on the Collateral equal in priority to the lien discharged, and the Mortgagee shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Mortgagee in securing the Obligations.

        SECTION 3.15. Remedies, etc., Cumulative. Each right, power and remedy
                      --------------------------
of the Mortgagee provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Mortgagee of any one or more of the rights, powers or remedies provided for in this Mortgage, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Mortgagee of any or all such rights, powers or remedies.

        SECTION 3.16. Provisions Subject to Applicable Law. All rights, powers
                      ------------------------------------
and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of such term shall not be affected thereby.

        SECTION 3.17. No Waiver, etc. No failure by the Mortgagee to insist upon
                      --------------
the strict performance of any term hereof or of any other Loan Document, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any of the Obligations before or after its due date, the Mortgagee shall not be deemed to have waived its right either to require prompt payment or performance when due of all other Obligations payable hereunder or to declare a default for failure to effect such prompt payment or performance.

        SECTION 3.18. Compromise of Actions, etc. Any action, suit or proceeding
                      --------------------------
brought by the Mortgagee pursuant to any of the terms of this Mortgage, the Credit Agreements, any other Loan Document, or otherwise, and any claim made by the Mortgagee hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Mortgagee without any notice to or approval of the Mortgagor.

        SECTION 3.19. Foreclosure Without Deficiency Judgment.  The Mortgagor
                      ---------------------------------------
agrees to the provisions of Wis. Stats. Sec. 846.103, as ay apply to the Collateral, as such Section may be amended or renumbered from time to time.

                                   ARTICLE IV

                                   DEFINITIONS
                                   -----------

        SECTION 4.1. Terms Defined in this Mortgage.  When used herein the
                     ------------------------------
following terms have the following meanings:

        "Collateral": see the granting clause.
         ----------           ---------------

        "Credit Agreement (Five Year)": see the second recital.
         ----------------                       ------ -------

        "Credit Agreement (364 Days)": see the second recital.
         ----------------                      ------ -------

        "Credit Agreements": see the second recital.
         -----------------           ------ -------

         "Default" means any Event of Default or any condition or event which,
          -------
after notice or lapse of time, or both, would constitute an Event of Default.

         "Default Rate" means the per annum rate of interest specified in
          ------------
Section 3.2.2 of the Credit Agreements.

         "Event of Default": see Section 3.1.
          ----------------       -----------

         "Existing Mortgage": see the fourth recital.
          -----------------           ------ -------

         "First Refinanced Credit Agreement": see the third recital.
          ---------------------------------           ----- -------

         "Goods": see clause (c) of the granting clause.
          -----       ----------        -------- ------

         "herein", "hereof", "hereto", and "hereunder" and similar terms refer
          ------    ----      ------        ---------
to this Mortgage and not to any particular Section, paragraph or provision of this Mortgage.

         "Impositions": see Section 1.5.
          -----------       -----------

         "Improvements": see clause (b) of the granting clause.
          ------------       ----------        -------- ------

         "Indemnified Parties": see Section 1.16.
          -------------------       ------------

         "Insurance Requirements": see paragraph (a) of Section 1.6.
          ----------------------       -------------    -----------

         "Intangibles": see clause (d) of the granting clause.
          -----------       ----------        -------- ------

         "Land": see the first recital.
          ----           ----- -------

         "Leases": see paragraph (a) of Section 1.14.
          ------       -------------    ------------

         "Legal Requirements": see paragraph (b) of Section 1.6.
          ------------------       -------------    -----------

         "Lenders": see the preamble.
          -------           --------

         "Loans": see the second recital.
          -----           ------ -------

         "Loan Document": see clause (b) of the sixth recital.
          -------------       ----------        ----- -------

         "Mortgage": see the preamble.
          --------           --------

         "Mortgagee": see the preamble.
          ---------           --------

         "Mortgagor":  see the preamble.
          ---------            --------

         "Notes": means, collectively, the "Notes" as defined in the Credit
          ----
Agreement (Five Year) and "Notes" as defined in the Credit Agreement (364 Days).

         "Obligations": see the sixth recital.
          -----------           ----- -------

         "Official Records": see the fourth recital.
          ----------------           ------ -------

         "Original Credit Agreement (5 Year)": see the third recital.
          ----------------------------------           ----- -------

         "Original Credit Agreement (364 Days)": see the third recital.
          ------------------------------------           ----- -------

         "Original Credit Agreements": see the third recital.
          --------------------------           ----- -------

         "Permits": see clause (f) of the granting clause.
          -------       ----------        -------- ------

         "Permitted Encumbrances":  see Section 1.2.
          ----------------------        -----------

         "Person" means a corporation, an association, a partnership, an
          ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency or officer.

         "Plans": see clause (e) of the granting clause.
          -----       ----------        -------- ------

         "Post-Petition Interest": see Section 2.3.
          ----------------------       -----------

         "Proceeds": see clause (h) of the granting clause.
          --------       ----------        -------- ------

         "Property": see clause (b) of the granting clause.
          --------       ----------        -------- ------

         "Ratable" or "Ratably" means, in the context of a distribution of
          -------      -------
Collateral or Proceeds, an allocation of such Collateral or Proceeds among the Lenders pro rata in accordance with their respective portion of the aggregate
        --- ----
dollar amount of the Obligations to which the distribution is being applied.

         "Real Estate": see clause (a) of the granting clause.
          -----------       ----------        -------- ------

         "Rents": see paragraph (a) of Section 1.14.
          -----       -------------    ------------

         "Secured Obligations": see the second recital.
          -------------------           ------ -------

         "State": means the State of Wisconsin.
          -----

         "Taking": see clause (b) of Section 2.2.
          ------       ----------    -----------

         "Total Destruction" means any damage to or destruction of the
          -----------------
Improvements or any part thereof which, in the reasonable estimation of the Mortgagee shall require the expenditure of an amount in excess of $500,000 to restore the Improvements to substantially the same condition of the Improvements immediately prior to such damage or destruction.

         "Total Taking" means a Taking, whether permanent or for temporary use,
          ------------
which, in the reasonable judgment of the Mortgagee, shall substantially interfere with the normal operation of the Property by the Mortgagor.

         SECTION 4.2.   Use of Defined Terms. Terms for which meanings are
                        --------------------
provided in this Mortgage shall, unless otherwise defined or the context otherwise requires, have such meanings when used in any certificate and any opinion, notice or other communication delivered from time to time in connection with this Mortgage or pursuant hereto.

         SECTION 4.3.   Credit Agreement Definitions. Unless otherwise defined
                        ----------------------------
herein or the context otherwise requires, capitalized terms used in this Mortgage, including its preamble and recitals, have the meanings provided in the Credit Agreements.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

         SECTION 5.1.   Further Assurances; Financing Statements.
                        ----------------------------------------

         SECTION 5.1.1. Further Assurances. The Mortgagor, at its expense, will
                        ------------------
execute, acknowledge and deliver all such instruments and take all such other action as the Mortgagee from time to time may reasonably request:

                (a) better to subject to the lien and security interest of this Mortgage all or any portion of the Collateral,

                (b) to perfect, publish notice or protect the validity of the lien and security interest of this Mortgage,

                (c) to preserve and defend the title to the Collateral and the rights of the Mortgagee therein against the claims of all Persons as long as this Mortgage shall remain undischarged,

                 (d) better to subject to the lien and security interest of this Mortgage or to maintain or preserve the lien and security interest of this Mortgage with respect to any replacement or substitution for any Improvements or any other after-acquired property, or

                 (e) in order further to effectuate the purposes of this Mortgage and to carry out the terms hereof and to better assure and confirm to the Mortgagee its rights, powers and remedies hereunder.

         SECTION 5.1.2. Financing Statements. Notwithstanding any other
                        --------------------
provision of this Mortgage, the Mortgagor hereby agrees that, without notice to or the consent or signature of the Mortgagor, the Mortgagee may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Mortgage.

         SECTION 5.2.   Additional Security. Without notice to or consent of the
                        -------------------
Mortgagor, and without impairment of the security interest and lien and rights created by this Mortgage, the Mortgagee may accept from the Mortgagor or any other Person additional security for the Secured Obligations. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Mortgagee from resorting, first, to such additional security, or, first, to the security created by this Mortgage, or concurrently to both, in any case without affecting the Mortgagee's lien and rights under this Mortgage.

         SECTION 5.3.   Defeasance; Partial Release, etc.
                        --------------------------------

         SECTION 5.3.1. Defeasance. If the Mortgagor shall pay, in full, the
                        ----------
principal of and premium, if any, and interest on the Secured Obligations in accordance with the terms thereof and hereof and all other sums payable hereunder by the Mortgagor and shall comply with all the terms, conditions and requirements hereof and of the Secured Obligations, then on such date, this Mortgage shall be (except as provided herein) null and void and of no further force and effect and the Collateral shall thereupon be, and be deemed to have been, reconveyed, released and discharged from this Mortgage without further notice on the part of either the Mortgagor or the Mortgagee.

         SECTION 5.3.2. Partial Release etc.  The Mortgagee may, at any time and
                        -------------------
from time to time, without liability therefor, and without prior notice to the Mortgagor, release, reconvey any part of the Collateral, consent to the making of any map or plat of the Property, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Mortgage or enter into any other agreement in connection with the Collateral.

         SECTION 5.4.   Notices, etc. All notices and other communications
                        ------------
provided to the Mortgagor or the Mortgagee under this Mortgage shall be given in the manner and with the effect specified in the Credit Agreements. The foregoing incorporation by reference of the Mortgagor's mailing address shall be deemed to be a request by the Mortgagor that a copy of any notice of default and of any notice of sale hereunder be mailed to the Mortgagor at such address as provided by law.

         SECTION 5.5.   Waivers, Amendments, etc. The provisions of this
                        ------------------------
Mortgage may be amended, discharged or terminated and the observance or performance of any provision of this Mortgage may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by the Mortgagor and the Mortgagee.

         SECTION 5.6.   Cross-References. References in this Mortgage and in
                        ----------------
each instrument executed pursuant hereto to any Section or Article are, unless otherwise specified, to such Section or Article of this Mortgage or such instrument, as the case may be, and references in any Section, Article or definition to any clause are, unless otherwise specified, to such clause of such Section, Article or definition.

         SECTION 5.7.   Headings. The various headings of this Mortgage and of
                        --------
each instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Mortgage or such instrument or any provisions hereof or thereof.

         SECTION 5.8.   Governing Law.  This Mortgage shall be deemed to be a
                        -------------
ontract made under and governed by the laws of the State.

         SECTION 5.9.   Successors and Assigns, etc. This Mortgage shall be
                        ---------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10.  Loan Document.  This Mortgage is a Loan Document
                        -------------
executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
          ---------

         SECTION 5.11.  Severability. Any provision of this Mortgage or any
                        ------------
other Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Mortgage or such Loan Document or affecting the validity or unenforceability of such provision in any other jurisdiction.

         SECTION 5.12.  Amended and Restated Mortgage.  This Mortgage amends and
                        -----------------------------
restates in its entirety the Existing Mortgage.

         IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

                                   MORTGAGOR:

ATTEST:                            NASCO INTERNATIONAL, INC.,
                                   a Wisconsin corporation

____________________________
Name:_______________________       By:________________________________________
[Assistant] Secretary              Name:______________________________________
                                   Title:_____________________________________

[Corporate Seal]

                                 ACKNOWLEDGMENT

STATE OF ________________________________________)
                                                 )ss.:
COUNTY OF _______________________________________)


         On this the _____ day of __________, 2001, before me, ___________________, the undersigned officer, personally appeared
______________, who acknowledged himself to be the __________ of NASCO INTERNATIONAL, INC., a Wisconsin corporation, and that he, as such ______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as ______________.

         In witness whereof I hereunto set my hand and official seal.


                                             __________________________________

                                             __________________________________
                                                     Title of Officer

                                   SCHEDULE 1
                                   ----------

                             Description of the Land
                             -----------------------

          PARCEL 1:

          Lots 1 and 2 of Certified Survey Map No. 203, recorded in the Register of Deeds office for Jefferson County on February 25, 1973 in Volume 1 of Certified Survey Maps at page 255, as Document No. 705845, being a part of the West 1/2 of the Northeast 1/4 of Section 9, in the City of Fort Atkinson, Jefferson County, Wisconsin.

          Also a parcel of land abutting the North line of Lot 1 described as follows:

          Beginning at an iron pipe marking the Northwest corner of said Lot 2; thence North 13(degrees)30' East, 13.35 feet along the Northerly extension of the West line of said Lot 2 to an iron pipe marking the Northeast corner of Lot 1; thence North 60(degrees)50'30" East, 85.61 feet to an iron pipe; thence South 27(degrees)29'00" West, 73.49 feet to a point on the North line of said Lot 2; thence North 76(degrees)30' West, 45.41 feet along said North line to the point of beginning, except the following:

          Beginning at the Southeast corner of Lot 2 said Certified Survey Map No. 203; thence North 13(degrees)30' East, 85.18 feet to the Northeast corner of said Lot 2; thence North 76(degrees)30' West, 207.64 feet to a point on the West property line of Lot 2 of Certified Survey Map No. 1084; thence Southwesterly 84 feet more or less along the West line of said Lot 2 of Certified Survey Map No. 1084 extended to the point of intersection of said West line extended and the North right of way line of James Place; thence Southeasterly 215 feet more or less along the North right of way line of James Place; thence Southeasterly 215 feet more or less along the North right of way line of James Place to the point of beginning.

          Tax Key No.: 05-14-09-21-001
          Address: Vacant Land

         PARCEL 2:

         Commencing at a point on the center line of the highway leading from Fort Atkinson to Janesville 289.9 feet South of the North line of
         Section 9, Township 5 North, Range 14 East, in the City of Fort Atkinson, Jefferson County, Wisconsin (measured at right angles to said North Section Line); thence East 330.38 feet; thence South 17(degrees)44'30" West, 275.77 feet; thence South 51(degrees)16' West,
         85.61 feet; thence North 86(degrees)04'30" West, 268.26 feet to the point on the center line of the aforesaid highway; thence Northerly along the center line of said highway to the point of beginning, being a part of the North 1/2 of said Section 9.

         Tax Key No.:      05-14-09-21
         Address: 901 Janesville Ave.

         PARCEL 3:

         Lot 1, Block 9, Fair Oaks Addition to Fort Atkinson, Jefferson County, Wisconsin.

         Tax Key No.:      05-140-09-12-64
         Address: Vacant Land

         PARCEL 4:

         Lot 2, in Block 9, according to the recorded Plat of Fair Oaks Addition to the City of Fort Atkinson, Jefferson County, Wisconsin.

         Tax Key No.:      05-14-09-12-65
         Address: 918 Erick St.

         PARCEL 5:

         PARCEL A:

         Beginning on the South line of Lot 2, Block 9, Fair Oaks Addition to the City of Fort Atkinson, Jefferson County, Wisconsin, at a point
         123.72 feet North 87(degrees)19' West of the Southeast corner of said Lot; thence North 87(degrees)19' West, 144.87 feet to the Southwest corner of said Lot 2; thence South 2(degrees)41' West, 102.33 feet;

         thence South 87(degrees)19' East, 134.87 feet; thence North 2(degrees)41' East, 102.33 feet to the place of beginning.

         PARCEL B:

         Beginning at the Southeast corner of Lot 2, Block 9, Fair Oaks Addition to the City of Fort Atkinson, Jefferson County, Wisconsin; thence North 87(degrees)19' West, 123.72 feet; thence South 2(degrees)41' West,
         102.33 feet; thence South 87(degrees)19' East, 100 feet to an iron stake on the West line of Erick Street, being the point of curvature of a curve with a radius of 1217.41 feet; thence North 16(degrees)28' East, along the chord of said curve a distance of 105.16 feet to the place of beginning.

         Tax Key No.:      05-14-09-12-66
         Address: 932 Erick St.

         PARCEL 6:

         Commencing at the Southwest corner of Lot 2, Block 9, Fair Oaks Addition to the City of Fort Atkinson, Jefferson County, Wisconsin; thence South 16(degrees)0'28" West, 105.16 feet along the chord of a curve having a radius of 1217.41 feet to the point of beginning; thence South 18(degrees)29' West, 118.20 feet; thence South 63(degrees)29' West, 42.42 feet along the chord of a circle having a radius of 30 feet; thence North 71(degrees)31' West 50 feet; thence North 18(degrees)29' East, 125.56 feet; thence South 87(degrees)19' East,
         83.14 feet to the point of beginning.

         Tax Key No.:      05-14-09-12-67
         Address: 1000 Erick St.

         PARCEL 7:

         Lot 1 of Certified Survey Map No. 56, recorded September 24, 1970 in Volume 1 of Certified Survey Maps at page 76, as Document No. 688223, being a part of the Northwest 1/4 of the Northeast 1/4 of Section 9, Township 5 North, Range 14 East, in the City of Fort Atkinson, Jefferson County, Wisconsin.

         Tax Key No.:      05-14-09-12-68
         Address: 610 Talcott Ave.

         PARCEL 8:

         Beginning at a point on the center line of the highway leading from Fort Atkinson to Janesville and on the North line of the Northwest 1/4 of Section 9-5-14, City of Fort Atkinson, Jefferson County, Wisconsin; thence Southerly along the centerline of said highway to a point 289.9 feet South of the North line of said 1/4 Section (measured at right angles to said North Section line); thence East and parallel to said North line 997.32 feet; thence North and parallel to the East line of said Section 9, 287.2 feet to the North line of said Section 9; thence West along the North line of said Section 9 to the point of beginning, except the North 33 feet thereof sold to the City of Fort Atkinson for street purposes by Quit Claim Deed recorded March 17, 1955 in Volume 289 page 541.

         Tax Key No.:      05-14-09-12-081
         Address: 1405 Larson Rd.

         PARCEL 9:

         Lot 1 of Certified Survey Map No. 1084, recorded January 20, 1978 in Volume 3 of Certified Survey Maps at page 626, as Document No. 748437, being a part of the Northwest 1/4 and Northeast 1/4 of Section 9, City of Fort Atkinson, Jefferson County, Wisconsin.

         Also part of Lot 2 of said Certified Survey Map No. 1084, described as follows:

         Beginning at a 1 inch iron pipe at the Northeast corner of said Lot 2 of Certified Survey Map No. 1084; thence North 87(degrees)45'48" West, along the North line of said Lot 2 of Certified Survey Map No. 1084,
         456.55 feet to a 1 inch iron pipe at the Northwest corner of said Lot 2 of Certified Survey Map No. 1084; thence South 20(degrees)18'42" West, along the Westerly line of said Lot 2 of Certified Survey Map No. 1084 and its extension, 359.21 feet to a 1 inch iron pipe being a point on a curve on the Northerly line of James Place; thence along said Northerly line, being the arc of a curve, concave Southwesterly, having a radius of 898.74 feet, a tangent bearing of South 76(degrees)07'05" East and a chord that bears South 76(degrees)14'47" East, 4.03 feet to a 1 inch iron pipe; thence North 20(degrees)18'42" East, 81.84 feet to a 1 inch iron pipe; thence North 53(degrees)27'36" East, 302.56 feet to a 1 inch iron pipe; thence South 87(degrees)45'48" East, 302.20 feet to a 1 inch iron pipe; thence North 02(degrees)41' East, along the East line of said Lot 2 of Certified Survey Map No. 1084, 75.00 feet to the point of beginning.

         Tax Key No.:      05-14-09-12-82
         Address: 1405 Larsen Rd.

                                                                      SCHEDULE 2

                             Permitted Encumbrances

1.       Liens for taxes and assessments, not yet due and payable.

2. Utility Easement granted to Wisconsin Telephone Company recorded in the Register of Deeds office for Jefferson County on January 10, 1920 in Volume 4 of Miscellaneous at page 635.

3. Utility Easement granted to Wisconsin Gas and Electric Company recorded in the Register of Deeds office for Jefferson County on December 2, 1921 in Volume 167 of Records at page 364.

4. Utility Easement granted to Wisconsin Gas and Electric Company recorded in the Register of Deeds office for Jefferson County on January 8, 1947 in Volume 15 of Miscellaneous at page 164.

5. Sewer and Waterline Agreement and related rights recorded on March 4, 1949 in Volume 17 of Miscellaneous at page 31.

6. Utility Easement granted to Wisconsin Gas and Electric Company recorded in the Register of Deeds office for Jefferson County on June 10, 1950 in Volume 18 of Miscellaneous at page 82.

7. Utility Easement granted to Wisconsin Bell, Inc., recorded in the Register of Deeds office for Jefferson County on March 15, 1988 in Volume 713 of Records at page 882, as Document No. 838917.

8. Sanitary Sewer Easement, recorded in Register of Deeds office for Jefferson County on March 9, 1981 in Volume 608 of Records at page 641, as Document No. 774949.

9. Utility Easement granted to Wisconsin Electric Power Company recorded in the Register of Deeds office for Jefferson County on October 13, 1978 in Volume 577 of Records at page 396.

10. Sanitary Sewer Easement, recorded in Register of deeds office for Jefferson County on July 20, 1988 in Volume 720 of Records at page 250, as Document No. 842698.

11. Easement contained in Quit Claim Deed, recorded in Register of Deeds office for Jefferson County on August 22, 1997 in Volume 1001 of Records at page 955, as Document No. 978160.